UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 2004




                        GREEN POWER ENERGY HOLDINGS CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                0-65768                       76-0672297
--------                                -------                       ----------
(State or other jurisdiction of     (Commission File               (IRS Employer
icorporation or organization)            Number)             Identification No.)


                               130 N. Front Street
                        Wilmington, North Carolina 28401
                        --------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (910) 254-1490

Section 1.02 - Termination of a Material Definitive Agreement

As previously reported on Form 8-K, Green Power Kenansville LLC, a wholly-owned and sole operating subsidiary of Green Power Energy Holdings, Inc. (Registrant), received a Notice of Default and a Notice of Acceleration, dated July 23, 2004 and August, 2, 2004 respectively, from United Capital, a division of Hudson United Bank with respect to its Term Loan Agreement dated February 3, 2004 (the "Loan Agreement").

As a result of the alleged defaults and the corresponding Notice of Acceleration, United Capital has demanded immediate payment of approximately $10,600,000 representing 100.0% of the outstanding principal and accrued interest currently due lender and payable to the lender under the terms of the Loan Agreement. The indebtedness is secured by a first security lien on all of the assets of Green Power Kenansville LLC and the failure of the borrower to satisfy its obligation under the indebtedness would result in a foreclosure by the lender on its security.

On August 10, 2004, the lender advised the Registrant and it's subsidiary that it will institute legal proceedings after August 19, 2004 to collect the debt and costs of collection if the outstanding balance were not paid by the borrower on that date.

On August 25, 2004 an Order was entered in the Duplin County, North Carolina, General Court of Justice, Superior Court Division, authorizing the sale, by the Lender, of all the assets of Green Power Kenansville LLC and a notice of the sale thereof provided that the sale is to occur on September 30, 2004 at 11:00 am.


Section 8.01 - Other Events

The Registrant's Annual Report on Form 10-KSB for the year ended May 31, 2004 was due to be filed no later than 5:00pm EST on August 30, 2004. Under the terms and conditions of the Loan Agreement referred to above, all revenues of Green Power Keansville, LLC, and therefore the Registrant, are required to be deposited in a lockbox under the control of United Capital. As a result of this agreement, the Registrant presently has no liquid funds or other sources of working capital with which to pay it's current independent certified public accounting firm for the audit of the Registrant's consolidated financial statements as of and for the year ended May 31, 2004 or to satisfy the outstanding obligations to the Registrant's former independent certified public accountant which would allow the reissuance of the audit opinion on the May 31, 2003 consoildated financial statements.

The Registrant intends to file the May 31, 2004 Annual Report on Form 10-KSB as soon as adequate funds are available to satisfy the payment requirements of both the current and former certifying accounting firms.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                               GREEN POWER ENERGY HOLDINGS CORP.

Date:  August 31, 2004                                By:  /s/ Wayne Coverdale
                                                         -----------------------
                                                                 Wayne Coverdale
                                                         Chief Executive Officer